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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 20, 2002

Date of Earliest Event Reported: November 19, 2002

LIBERTY MEDIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20421 (Commission File Number)	84-1288730 (I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (720) 875-5400

Item 5.    Other Events.

        See Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of business acquired

          None

        (b)  Pro form financial information

          None

        (c)  Exhibits

          99.1    Press Release issued November 19, 2002 by Starz Encore Group LLC, a wholly owned subsidiary of the Registrant.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2002
LIBERTY MEDIA CORPORATION
	By:	/s/ CHARLES Y. TANABE
	Name:	Charles Y. Tanabe
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued November 19, 2002 by Starz Encore Group LLC, a wholly owned subsidiary of the Registrant.

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EXHIBIT INDEX